UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2006
SAFENET, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-20634	52-1287752
(Commission	(IRS Employer
File Number)	Identification No.)
4690 Millennium Drive
Belcamp, Maryland 21017
(Address of Principal Executive Offices) (Zip Code)
(443) 327-1200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The information in this Item 2.02 of Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
          On February 2, 2006, SafeNet, Inc. (“SafeNet” or the “Company”) issued a press release announcing financial results for the quarter and year ended December 31, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Also, on February 2, 2006, SafeNet held a conference call to discuss financial results for the quarter and the year ended December 31, 2005. The transcript of the conference call is attached hereto as Exhibit 99.2 and incorporated by reference herein.
     In the press release and during the conference call, SafeNet provided certain adjustments to the financial information calculated on the basis of generally accepted accounting principles (“GAAP”) as supplemental information relating to its results of operations. SafeNet’s management believes these non-GAAP adjustments are useful to investors because they remove specific non-operating costs associated with any significant acquisition that has occurred in the relevant periods and provide a basis for measuring and comparing the Company’s operating performance without these charges. These costs are currently limited to acquisition-related expenses, such as integration costs, amortization expense related to acquired intangible assets and compensation charges for unvested stock options, and other non-recurring charges and the tax effects of these items. SafeNet’s management uses these non-GAAP measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating and financial performance. In particular, SafeNet’s management uses the non-GAAP measures, which exclude mostly one-time, non-operating costs, to evaluate actual operating results and identify trends in the company’s business. Nonetheless, these non-GAAP measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and other companies may use different non-GAAP measures and presentations of results.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
          On February 2, 2006, in connection with its year-end audit process, the Company’s management concluded that the Company’s previously filed Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, respectively, contained certain errors, including the following errors that management concluded were material: (i) an error that occurred during the quarter ended June 30, 2005, consisting of an understatement of lease restructuring charges of approximately $700,000; and (ii) an error that occurred during the quarter ended September 30, 2005 consisting of an understatement of the costs of revenues of the classified government business of approximately $600,000. The Company will file amendments to these Forms 10-Q to correct these errors as soon as possible.
          The Company’s management has discussed the matters disclosed under this Item 4.02 with Ernst & Young LLP, the Company’s independent registered public accounting firm.
Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release of SafeNet, Inc., dated February 2, 2006.

Exhibit 99.2	Transcript of conference call of SafeNet, Inc., held on February 2, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 6, 2006

SAFENET, INC.

By:	/s/ Anthony A. Caputo
Anthony A. Caputo,
Chairman and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SAFENET, INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

99.1	Press Release of SafeNet, Inc., dated February 2, 2006.

99.2	Transcript of conference call of SafeNet, Inc., held on February 2, 2006.

4